SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C. 20549

                       FORM 8-K

                    CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


Date of Report:  June 21, 1996
(Date of earliest event reported)



    Residential Funding Mortgage Securities I, Inc.
(Exact name of registrant as specified in its charter)


Delaware           333-4846             75-2006294
(State or Other
Jurisdiction      (Commission        (I.R.S. Employer
of Incorporation)  File Number)     Identification No.)


  8400 Normandale Lake Blvd., Suite 600, Minneapolis,
Minnesota                                         55437
        (Address of Principal Executive Office)(Zip Code)


     Registrant's telephone number, including area code:(612) 832-7000





Item 5.   Other Events.

          On June 27, 1996, the Registrant will cause the issuance and sale of $503,978,780 initial principal amount of Mortgage Pass-Through
     Certificates, Series 1996-S15, Class A-1, Class A-
     2, Class A-3, Class A-4, Class A-5, Class A-6,
     Class A-7, Class A-8, Class A-9, Class A-10, Class
     A-11, Class A-12, Class A-13, Class A-14, Class A-
     15, Class A-16, Class A-17, Class A-18, Class A-19,
     Class A-20, Class A-21, Class A-22, Class R-I,
     Class R-II, Class M-1, Class M-2, Class M-3, Class
     B-1, Class B-2 and Class B-3 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of June 1, 1996, among the Registrant, Residential Funding Corporation, as Master
     Servicer, and The First National Bank of Chicago, as Trustee.

          In connection with the sale of the Series
     1996-S15, Class A-1, Class A-2, Class A-3, Class A-
     4, Class A-5, Class A-6, Class A-7, Class A-8,
     Class A-9, Class A-10, Class A-11, Class A-12,
     Class A-13, Class A-14, Class A-15, Class A-16,
     Class A-17, Class A-18, Class A-19, Class A-20 and
     Class A-21 Certificates and the Class R-I and Class
     R-II Certificates, other than a de minimis portion thereof (collectively, the "Underwritten
     Certificates"), the Registrant has been advised by PaineWebber Incorporated (the "Underwriter"), that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational
     Materials") with respect to the Underwritten
     Certificates following the effective date of Registration Statement No. 333-4846, which
     Computational Materials are being filed manually as exhibits to this report.

          The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange
     Commission.

          The Computational Materials consist of the first ___ pages (the "Computational Materials") that appear after the Form SE cover sheet and the page headed "NOTICE". The Underwriter has advised the Registrant that certain information in the Computational Materials may have been based on assumptions that differed from the final pool information.

          The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The
     Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

          In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios.
     Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.


Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits


     (a)  Financial Statements.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits


Exhibit No.    Item 601(a) of
               Regulation S-K
               Exhibit No.         Description
    1              99       Computational Materials




     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                               RESIDENTIAL FUNDING
                            MORTGAGE SECURITIES I, INC.

                            By:/s/ Robert S. Conway
                            Name: Robert S. Conway
                            Title: Vice President




Dated: June 21, 1996

                     EXHIBIT INDEX


             Item 601 (a) of   Sequentially
Exhibit      Regulation S-K    Numbered
Number       Exhibit No.       Description     Page

  1              99            Computational
                               Materials Filed Manually

                       EXHIBIT

                (Intentionally Omitted)